November 22, 2021
Pioneer Funds
Supplement to the Statement of Additional Information, as in effect and as may be amended from time to time
Fund	Date of Prospectus
Pioneer AMT-Free Municipal Fund	April 1, 2021
Pioneer Balanced ESG Fund	December 1, 2020
Pioneer Bond Fund	November 1, 2021
Pioneer Core Equity Fund	May 1, 2021
Pioneer Corporate High Yield Fund	December 31, 2020
Pioneer Disciplined Growth Fund	December 31, 2020
Pioneer Disciplined Value Fund	December 31, 2020
Pioneer Emerging Markets Equity Fund	February 1, 2021
Pioneer Equity Income Fund	March 1, 2021
Pioneer Flexible Opportunities Fund	March 1, 2021
Pioneer Floating Rate Fund	March 1, 2021
Pioneer Fund	May 1, 2021
Pioneer Fundamental Growth Fund	August 1, 2021
Pioneer Global Equity Fund	December 31, 2020
Pioneer Global High Yield Fund	March 1, 2021
Pioneer Global Sustainable Growth Fund	May 7, 2021
Pioneer Global Sustainable Value Fund	May 7, 2021
Pioneer High Income Municipal Fund	December 18, 2020
Pioneer High Yield Fund	March 1, 2021
Pioneer International Equity Fund	April 1, 2021
Pioneer Intrinsic Value Fund	May 7, 2021
Pioneer MAP High Income Municipal Fund	December 18, 2020
Pioneer Mid Cap Value Fund	March 1, 2021
Pioneer Multi-Asset Income Fund	December 1, 2020
Pioneer Multi-Asset Ultrashort Income Fund	August 1, 2021
Pioneer Real Estate Shares	May 1, 2021
Pioneer Securitized Income Fund	June 30, 2021 (as revised July 30, 2021)
Pioneer Select Mid Cap Growth Fund	April 1, 2021
Pioneer Short Term Income Fund	December 31, 2020
Pioneer Solutions – Balanced Fund	December 1, 2020
Pioneer Strategic Income Fund	February 1, 2021
Pioneer U.S. Government Money Market Fund	May 1, 2021

The fund has entered into an agreement with BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to act as shareholder servicing and transfer agent for the fund.
Effective November 22, 2021, the following replaces the corresponding information under the headings below.

Shareholder servicing/transfer agent
The fund has contracted with BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to act as shareholder servicing and transfer agent for the fund.
Under the terms of its contract with the fund, BNY Mellon Investment Servicing (US) Inc. services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.
Custodian and sub-administrator
The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of the fund’s assets. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments.
BNY Mellon also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BNY Mellon receives fees based on complex-wide assets.
32775-00-1121
©2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC